UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 6, 2011

Center Financial Corporation
(Exact name of Registrant as specified in its charter)

Commission file number: 000-50050

California	52-2380548
(State of Incorporation)	(IRS Employer Identification No)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010
(Address of principal executive offices)

(213) 251-2222
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 6, 2011, Center Financial Corporation and Nara Bancorp, Inc. amended their previously reported Agreement and Plan of Merger, dated December 9, 2010 as first amended on April 13, 2011.  This second amendment (the “Amendment”) revises the provisions of Section 7.1(c) relating to the date after which either party may deliver notice of termination of the Agreement and Plan of Merger by eliminating reference to July 31, 2011 and leaving only November 30, 2011  as the date after which either party may give notice of termination.  The Amendment is attached hereto as Exhibit 2.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

     The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Document Description

Exhibit 2.1	Amendment No. 2 to Agreement and Plan of Merger

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

Date: July 6, 2011

CENTER FINANCIAL CORPORATION

	By:	/s/ Lisa Kim Pai
Executive Vice President, General Counsel,
Chief Risk Officer & Corporate Secretary